NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              July 12, 1994


TO OUR STOCKHOLDERS:

      Notice is hereby given that the Annual Meeting of Stockholders of NATIONAL PIZZA COMPANY (the "Company") will be held at the Memorial Auditorium, 503 North Pine, Pittsburg, Kansas, on Tuesday, July 12, 1994, at 10:00 a.m., central daylight savings time, for the following purposes:

          1. To elect two directors to serve a three-year term and until their successors are elected and qualified;

          2.    To approve and adopt the 1994 Stock Option Plan;

          3.    To approve and adopt an amendment to the Company's
                Restated Articles of Incorporation to change the Company's name to NPC International, Inc.; and

          4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

      Only Class A stockholders of record at the close of business on June 7, 1994, will be entitled to vote at the meeting. The annual report for the year ended March 29, 1994, is enclosed herewith. A complete list of stockholders entitled to notice of and to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours on and after July 1, 1994, at the office of the Company, 720 West 20th Street, Pittsburg, Kansas 66762.

     All stockholders are cordially invited to attend the meeting. For the convenience of those Class A stockholders who do not expect to attend the meeting in person and desire to have their stock voted, a form of proxy and an envelope, for which no postage is required,
are  enclosed.     Any
stockholder who later finds he can be present at the meeting, or for any other reason desires to do so, may revoke this proxy at any time before it is voted.

      Please complete, sign, date and mail promptly the accompanying proxy card in the return envelope furnished for that purpose, even if you currently plan to attend the meeting.

                                   By Order of the Board of Directors,

                                   David G. Short
                                   Secretary

Pittsburg, Kansas
June 13, 1994

                        NATIONAL PIZZA COMPANY
                          720 W. 20TH STREET
                       PITTSBURG, KANSAS  66762

                          PROXY STATEMENT
     FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 12, 1994
                  SOLICITATION AND REVOCATION OF PROXY

      This Proxy Statement is furnished in connection with the
solicitation of  proxies in the form enclosed by and on behalf of the
Board of Directors of  National  Pizza  Company  (the "Company"), to be
voted  at  its  Annual Meeting  of Stockholders to be held at the
Memorial Auditorium,  503  North Pine,  Pittsburg,  Kansas  at 10:00 a.m.
on Tuesday, July 12, 1994. The mailing address of the principal executive offices of the Company is 720 West 20th Street, Pittsburg,
Kansas 66762.   The  individuals  named  as proxies  are  O.  Gene
Bicknell and James K.  Schwartz.   Proxies  may  be solicited  by use of
the mails, by personal interview, or by telephone and may be solicited by officers and directors, and by other employees of the Company.
Brokers, nominees, fiduciaries, and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses in forwarding such material. All costs of solicitation of proxies will be borne by the Company.

      Only holders of record of Class A Common Stock, $.01 par value per share (the "Class A Stock"), as of the close of business on June 7, 1994, are entitled to vote at the meeting or any adjournment or postponement thereof. All shares of Class A Stock represented by proxies received will be voted in accordance with instructions contained therein. In the absence of voting instructions, the shares will be voted FOR the proposals listed herein.

      A holder of Class A Stock ("Class A Stockholder") giving a proxy has the power to revoke it any time before it is voted by notifying the Secretary of the Company in writing, by submitting a substitute proxy having a later date or by voting in person at the meeting.
This Proxy Statement and form of proxy are first being mailed to stockholders on June 14, 1994.

      ALL CLASS A STOCKHOLDERS ARE URGED TO COMPLETE, DATE, EXECUTE AND RETURN THE FORM OF PROXY SENT TO THEM WITH THIS PROXY STATEMENT.


                            VOTING SECURITIES

      At the close of business on June 7, 1994, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 12,582,321 shares of Class A Stock outstanding, which represent all of the voting securities of the Company. Each share of Class A Stock is entitled to one vote. All shares of Class A Stock have cumulative voting rights in the election of directors, and there are no conditions precedent to the exercise of those rights. Cumulative voting means a Class A Stockholder is entitled to cast a total number of votes equal to the number of his shares multiplied by the number of directors to be elected, and can cast them all for one nominee or can divide them as he sees fit among as many nominees as
he  chooses.   A Class A  Stockholder  may  divide  his cumulative  votes among the nominees by marking the enclosed proxy card according to instructions on the card. If a Class A Stockholder does not allocate his votes, then such stockholder's cumulative votes will be allocated equally among the nominees for whom authority to vote is granted. Only Class A Stockholders of record at the close of business on June 7, 1994, will be entitled to vote at the meeting. An affirmative vote of the majority of the outstanding shares of Class A Stock present at the meeting in person or by proxy is required for
approval of each proposal.   Votes submitted  as abstentions on any
proposal will be counted as votes against such proposal. Broker non-votes will not count for or against any proposal because such shares will not be counted as shares present at the meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner.

      The Company also has outstanding shares of common stock designated Class B Common Stock, par value $.01 per share (the "Class B Stock"). Class B Stock has no voting rights, other than those required by law. Under the Kansas General Corporation Code, holders of
Class B Stock ("Class B   Stockholders")  will  be entitled to vote on
proposals to increase or decrease the number of authorized shares of Class B Stock, to change the par value of the Class B Stock, or to alter or change the powers, preferences or special rights of the shares of Class B Stock so as to affect them adversely.

                         PRINCIPAL STOCKHOLDERS

      The following table sets forth, as of June 7, 1994, certain information as to the number of shares of Class A Stock beneficially owned by each person who is known by the Company to own beneficially more than 5% of its outstanding shares of Class A Stock.

   Name and Address                   Amount and Nature of    Percent of
   of Beneficial Owner                Beneficial Ownership      Class

O. Gene Bicknell (1) (2)                 7,998,301               62.3%
   100 North Pine Street
   Pittsburg, Kansas  66762

(1) Includes 22,500 shares of Class A Stock owned by Pitt Plastics, Inc., a corporation controlled by Mr. Bicknell.
(2)  Includes  options  for 258,750 Class A  Stock  under  the
     1984 Plan (as defined below) which are exercisable
     within 60 days.   Does  not include options held which are not
     exercisable within 60 days.  See "Executive Compensation."


                            PROPOSAL NUMBER ONE
                        ELECTION OF TWO DIRECTORS

     The Board of Directors of the Company is comprised of six directors and is divided into three classes. At each annual meeting of stockholders, members of one of the classes, on a rotating basis, are elected for three year terms.

     The two persons designated by the Board of Directors as nominees for election at this meeting to serve a three year term and until their successors are elected and qualified are Fran D. Jabara and Robert E. Cressler, both of whom are currently directors. Each of the nominees has indicated he is willing and able to serve as a director. If a nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors.

     Shares of Class A Stock represented by all proxies received by the Board of Directors and not marked to withhold authority to vote for any individual director or for all directors will be voted (unless one or both nominees are unable or unwilling to serve) for the election of the nominees named above. Each director requires an affirmative vote of the majority of the outstanding shares of the Class A Stock present at the meeting in person or by proxy to be elected to the Board of Directors.

     Mr. Bicknell has informed the Company that he intends to vote his shares of Class A Stock FOR the election of the nominees named
above.   If his Class A shares are voted in this manner, the vote
required for election of the nominees listed above will be achieved, regardless of how other shares of Class A Stock are voted.

Nominees for Directors to Serve a Three-Year Term to Expire in 1997:

     FRAN D. JABARA, Age 69, President of Jabara Ventures Group.
     Mr. Jabara was elected a director of the Company in May 1984. He is currently President of Jabara Ventures Group, a venture capital firm. From September, 1949 to August, 1989 he was a distinguished professor of business at Wichita State University, Wichita, Kansas. He is also a director of Union National Bank, Wichita, Kansas.

     ROBERT E. CRESSLER, Age 55, Partner in FRAC Enterprises.
     Mr. Cressler was first elected a director of the Company in April 1985. He has been for more than the past five years a partner in FRAC Enterprises, which previously operated Pizza Hut
     restaurants  and continues   to   operate  other  businesses,
     including  Nutri/Systems franchises.

Continuing Directors - Not Standing for Election This Year

     Directors with Terms Expiring in 1995:

     O. GENE BICKNELL, Age 61, Chairman of the Board of the Company.
     Mr. Bicknell has been Chairman of the Board of Directors of the Company and its predecessors since 1962.

     GORDON W. ELLIOTT, Age 58, Vice Chairman of the Company.
     Mr. Elliott has been a Director of the Company since its formation in 1974. In addition, Mr. Elliott was President of the Company from 1970 until June 1, 1992, when he retired and became Vice Chairman following the appointment of J. Mitchell Boyd as President of the Company. Mr. Elliott serves in a consulting capacity to the Company.

     Directors with Terms Expiring in 1996:

     J. MITCHELL BOYD, Age 55, President and Chief Executive Officer of the Company. Mr. Boyd was appointed President of the Company on June 1, 1992, and was named a Director on January 28, 1993. Mr. Boyd was appointed Chief Executive Officer on July 13, 1993. From December, 1989 to June, 1992, Mr. Boyd pursued various personal business interests. From 1986 to December, 1989, he was vice chairman and chief executive officer of Shoney's Inc., a publicly-held restaurant company. In April 1989, he was elected chairman of Shoney's Inc., and he retired in December, 1989.

     JOHN W. CARLIN, Age 53, President of Midwest Superconductivity, Inc. Mr. Carlin is currently President of Midwest Superconductivity, Inc., a high technology research company. Mr.
     Carlin was first elected  a Director   in  1987.   He  was  the
     Visiting  Professor   of   Public Administration   and
     International  Management   at   Wichita   State University from
     1987 to 1988, and Governor of the State of Kansas from January, 1979 to January, 1987.


            MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors met four times during the fiscal year ended March 29, 1994. On October 19, 1993 the Board of Directors voted to combine the Compensation and Stock Option Committees into one committee, for ease of administration.

     The Company's standing Compensation and Stock Option Committee met once and the Company's standing Audit Committee met twice during the last fiscal year. The Company does not have a Nominating Committee. The normal duties of such a committee are carried out by the entire Board of Directors. During the last fiscal year, none of the Company's Directors attended fewer than 75% of the meetings of the Board of Directors or any committee of which he was a member.

      AUDIT COMMITTEE.  The Audit Committee is comprised of Messrs.
Carlin, Jabara  and  Cressler.   The Audit Committee recommends  to  the
Board of Directors the independent auditors that will conduct the annual audit of the Company, and also reviews the Company's accounting practices and control systems and reviews the qualifications and performance of the proposed independent auditors.

      COMPENSATION AND STOCK OPTION COMMITTEE. The Compensation and Stock Option Committee is comprised of Messrs. Bicknell, Jabara and Cressler. The Committee reviews and recommends to the Board of Directors the levels, amounts, and types of compensation paid to executive officers and directors of the Company. The Committee also determines the number of options to be granted to the Company's executive management and receives and reviews executive management's recommendations regarding options to be granted to all other Company employees. All recommendations of the Committee are submitted to the Board of Directors for approval.

                           DIRECTOR COMPENSATION
      Non-employee Directors are paid a fee of $750 for each Board meeting attended and $750 per month as additional Director's compensation.

                  COMPENSATION AND STOCK OPTION COMMITTEE
                   INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation and Stock Option Committee is currently comprised of Messrs. Bicknell, Jabara and Cressler. Mr. Bicknell, Chairman of the Board of the Company, chairs the Committee. Messrs. Jabara and Cressler have never been employed by the Company.

      The Board of Directors, in January, 1993, authorized the purchase of certain real estate comprised principally of ten Pizza Hut restaurants owned by Mr. Bicknell. The Company engaged an outside appraisal company to perform a MAI appraisal of the properties. The Board of Directors upon review of the proposal and the appraisals, and with Mr. Bicknell abstaining from any participation in the vote, approved the purchase of these sites for the appraised values totaling $4.9 million. At March 29, 1994, the Company had completed the transactions on all of these properties.

      The Company currently leases six restaurants, a parking lot and a corporate aircraft from Mr. Bicknell and one restaurant from Mr. Elliott. Management believes these leases are at least as favorable as could be obtained from unrelated parties.

               STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT

      The following table sets forth, as of March 29, 1994, the beneficial ownership of shares of Class A Stock and Class B Stock by all directors and nominees, by the Named Executive Officers (as defined below) and by the directors and executive officers as a group.

     Name and Title                Amount and Nature of     Percent of
     of Beneficial Owner        Beneficial Ownership (1)      Class
                                    Class A    Class B   Class A  Class B
    O. Gene Bicknell (2)
    Chairman and Director          7,998,301  7,865,578    62.3%    62.1%

     Gordon W. Elliott
     Vice Chairman and Director      342,258    452,258     2.7%     3.6%

     J. Mitchell Boyd
     President  and
     Chief Executive Officer           1,000     14,250        *      *

     Marty D. Couk
     Senior  Vice  President-
     Pizza Hut Operations              3,750      6,431        *      *

     Robert McDevitt
     Vice President - Marketing         ----      5,014     ----      *

     Gerald A. Brunotts
     President, Romacorp, Inc.          ----       ----     ----   ----

     John W. Carlin
     Director                           ----       ----     ----   ----

     Robert E. Cressler
     Director                           ----       ----     ----   ----

     Fran D. Jabara
     Director                          1,999      1,999        *      *

     All  executive  officers
       and directors as a group    8,347,308  8,354,280    65.0%  65.9%

  (1) Includes options for 262,500 shares of Class A Stock and 241,125 shares of Class B Stock which could be exercised within 60 days. Does not include options held which are not exercisable within 60 days.
  (2) Includes 22,500 shares each of Class A Stock and Class B Stock owned by Pitt Plastics, Inc., a corporation controlled by Mr. Bicknell.
  * Less than 1% ownership.

                         EXECUTIVE COMPENSATION

The following table summarizes, for each of the three fiscal years ended March 29, 1994, March 30, 1993, and March 31, 1992, the compensation awarded, paid to or earned by (i) the Chief Executive Officer (the "CEO") of the Company as of March 29, 1994, and (ii) each of the four most highly compensated executive officers (other than the CEO) who served as executive officers of the Company or its subsidiaries as of March 29, 1994, whose annual compensation exceeded $100,000 for the fiscal year ended March 29, 1994, ((i) and (ii) collectively, the "Named Executive Officers"). The Company does not currently award stock appreciation rights, restricted stock and other long term incentives (other than stock options) under its executive compensation program.

   No amounts  reportable  as  Other
Annual Compensation were  earned, paid or accrued to the Named
Executive  Officers during the fiscal year ended March 29, 1994.

                       Summary Compensation Table
                                                     Long Term
                             Annual Compensation    Compensation
Name  and            Fiscal                            Option      All Other
Principal             Year                              Award    Compensation
Position              (1)      Salary       Bonus        (#)          (2)

O. Gene Bicknell
Chairman              1994    $300,000     $ 60,000       ----        $16,022
of  the  Board (3)    1993     300,000      100,000    235,000         17,544
                      1992     275,000       95,000     15,000           ----

J. Mitchell Boyd
President  and
Chief Executive       1994     152,000       60,000      5,000            450
Officer  (4)          1993     116,846       30,000     65,000            288

Marty D. Couk
Senior  Vice          1994      89,231       39,432       ----          3,550
President  -  Pizza   1993      69,039        8,297      7,500          2,588
Hut Operations        1992      61,216        7,475       ----           ----

Robert M. McDevitt
Vice  President       1994     100,000       20,000       ----            174
Marketing  (5)        1993      64,230        4,166     20,000            102

Gerald A. Brunotts
President             1994     101,539         ----     10,000            288
Romacorp, Inc. (6)

(1)   For the fiscal year ended on the last Tuesday in March for the  year noted.
(2) Consists of the Company's calendar 1993 profit sharing plan contributions, the amounts included in calendar 1993 income from group-term life insurance coverage  in excess  of  $50,000 and, in the case of Mr. Bicknell, the economic  benefit
derived from split-dollar life insurance policies paid for by Company (see footnote 3), in the following amounts: Bicknell, $4,695 profit sharing, $702 group insurance, $10,625 split-dollar insurance; Boyd, $450 group insurance; Couk, $3,484 profit sharing, $66 group insurance;
McDevitt, $174 group insurance; and Brunotts, $288 group insurance. Pursuant to SEC transition rules, the fiscal 1992 figures for other compensation are not required to be disclosed.
(3) The Company pays 100% of the premiums on two split-dollar policies insuring the life of Mr. Bicknell. The policies state the Company is entitled to be reimbursed all premiums it paid, without interest, from the proceeds with the residual to be paid to a named beneficiary. The Company receives a statement from the insurance company specifying the economic benefit derived by Mr. Bicknell under this arrangement, based upon the Company's rights under the policy.
(4)  Mr. Boyd joined the Company on June 1, 1992.
(5) Mr. McDevitt joined the Company on August 10, 1992 and terminated on May 20, 1994.
(6)  Mr. Brunotts joined the Company on May 12, 1993.

                              Stock Options

  The following two tables set forth information for the last completed fiscal year relating to (i) grants to and exercises by the Named Executive Officers of stock options pursuant to the Company's Amended and Restated
1984  Non-Qualified Stock Option Plan (the "1984 Plan"), and
(ii) holdings at March 29, 1994, by the Named Executive Officers of unexercised options granted pursuant to the 1984 Plan.
The Company currently does not award stock appreciation rights under its executive compensation program.

         Options Grants in the Fiscal Year Ended March 29, 1994
                                                                     Potential
                                                                    Realizable
                                                                      Value at
                                                                       Assumed
                                  % of Total                      Annual Rates
                                     Options                    of Stock Price
                                  Granted to  Exercise            Appreciation
                   Options Common  Employees   or Base   Expi-      for Option
                   Granted  Stock  in Fiscal     Price  ration        Term (2)
Name                   (1)  Class       Year    ($/Sh)    Date      5%     10%

Gerald A. Brunotts  10,000    B        6.0%      6.00  8/23/03  37,800  95,400

J. Mitchell Boyd     5,000    B        3.0%      6.00   1/3/04  18,900  47,700

(1) Options are generally exercisable starting 12 months after the grant date, with 25% of the shares covered thereby becoming exercisable at that time and with an additional 25% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date. All options were granted at the market price on the date of grant and expire ten years from such date, subject to earlier termination in certain events related to termination of employment. The 1984 Plan provides that in the event of a merger, reorganization or consolidation, as a result of which the Company is not the surviving or acquiring corporation, all options become immediately exercisable after approval of the transaction by the Board of Directors. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.
(2) The values presented in these two columns are required disclosures under federal securities laws based on assumed stock price appreciation rates. THESE ASSUMED APPRECIATION RATES ARE NOT DERIVED FROM THE
HISTORIC OR PROJECTED PRICES OF THE COMPANY'S STOCK OR RESULTS OF OPERATIONS OR FINANCIAL CONDITION AND THEY SHOULD NOT BE VIEWED AS A PREDICTION OF POSSIBLE PRICES FOR THE COMPANY'S STOCK IN THE FUTURE.

                Aggregated Option Exercises in Fiscal 1994 and
                          Option Value at March 29,1994
                                                                      Value of
                                                    Number of      Unexercised
                                                  Unexercised     In-the-Money
                    Shares                          Options at      Options at
                   Acquired           Common    March 29, 1994  March 29, 1994
                       on     Value    Stock      Exercisable/    Exercisable/
Name               Exercise  Realized  Class     Unexercisable   Unexercisable

O. Gene Bicknell       -0-     -0-       A    208,750 / 226,250   $    0 / $ 0
                                         B    157,500 /  57,500        0 /   0

J. Mitchell Boyd       -0-     -0-       B     14,250 /  55,750        0 /   0

Marty  D.  Couk        -0-     -0-       A      3,750 /       0    1,041 /   0
                                         B      5,625 /   5,625      416 /   0

Robert M. McDevitt     -0-     -0-       B      5,000 /  15,000        0 /   0

Gerald A. Brunotts     -0-     -0-       B         0  / 10,000         0 /   0


                          EMPLOYMENT CONTRACTS

      There are no employment contracts with any executives of the Company. Mr. Boyd, President and Chief Executive Officer of the Company, has a compensatory arrangement which would require the payment of the equivalent of six months salary and bonus in the event of termination as a result of a change in control of the Company. In those circumstances, Mr. Boyd would receive under the agreement a payment in excess of $100,000, given his current compensation level.


           REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
                        ON EXECUTIVE COMPENSATION

      The compensation for the Company's Chief Executive Officer and its other executives is administered by the Compensation and Stock
Option Committee.   In  fiscal  year 1994, the Compensation  Committee
and Stock Option Committee were combined; the resulting Committee was composed of Mr. O. Gene Bicknell, the Chairman of the Board of the Company, and two non-employee Directors, Messrs. Jabara and Cressler. Following review and approval by the Compensation and
Stock Option Committee,
all  issues  pertaining  to executive  compensation are submitted to the
full Board  of  Directors  for approval  and  ratification.   In  fiscal
1994, the Board of Directors unanimously approved all recommendations of the Compensation and Stock Option Committee.

      Executive compensation is comprised of three primary components: a base salary, a non-guaranteed performance bonus and stock option grants. The first two are based generally upon short-term results, with the latter offered as a long-term incentive to the executive.

      The Committee reviews competitive salaries for companies in similar types of businesses and seeks to establish rates believed to be competitive so that the Company is able to attract and retain qualified and experienced executives. Base salaries are reviewed annually taking into account competitive salaries in the industry and the performance of the Company during the previous fiscal year. Compensation surveys reviewed by the Committee include many of the peer companies reflected in the following Performance Graph, because both the surveys and the graph are based upon the same standard industrial code as that of the Company.

      Annual bonuses, if granted, are based upon the current performance of the Company and the individual executive's contribution to the Company. Bonuses are determined by the Compensation and Stock Option Committee and then proposed to the full Board for ratification and approval. Executives also participate in the National Pizza Company Profit Sharing Plan along with store management and corporate staff, to the extent they meet the qualification requirements for the Plan.

      The Company utilizes long-term awards in the form of stock options to strengthen the link between executive pay and performance. Stock options issued pursuant to the Non-Qualified Plan are an integral part of the executive officer compensation which the Committee believes will align the interests of the Company's executives with those of its stockholders. Such options focus the executives on long-term decisions which will enhance the value of the Company's stock, thereby building stockholder value.

      The Compensation and Stock Option Committee does not impose strict formulas or specific criteria in determining the overall compensation for the Chief Executive Officer and the other executive
officers.   Factors considered  by  the Compensation and Stock Option
Committee in determining compensation for the Company's executive officers for the 1994 fiscal year include (i) the achievement of minimum performance standards (generally a function of prior year performance), (ii) current year performance in relation to performance of the Company's competitors, (iii) overall stockholder return (in the form of stock price appreciation), (iv) the organizational level at which the executive functions, (v) the individual executive's success in performing the requisite duties and responsibilities of his or her office, and (vi) compensation levels for executives at companies which are similar in size and complexity to the Company.

     It is the Compensation and Stock Option Committee's general philosophy to pay the Chief Executive Officer and the other executive officers a base salary at levels below that of other companies in the same business as the Company and to utilize options as a significant component of the overall compensation package. The Committee believes that Company performance is reflected over time in the corresponding price of the Company's stock and that improving the stock price benefits the stockholders collectively in addition to the individual executive.

Chief Executive Officer Compensation

      The Compensation and Stock Option Committee utilizes the same factors in determining the compensation of its Chief Executive Officer as it does for all executives of the Company. Although there are specific discussions regarding overall company performance and the Chief Executive Officer's contribution in achieving those results, there is no unique criterion applied to the Chief Executive Officer that is not also applied to other key executives of the Company, as outlined above. Mr. Bicknell does not participate in Committee deliberations regarding his own compensation, nor does he participate in the discussion or vote when such matters are before the Board of Directors, of which he is a member. Likewise, Mr. Boyd, the Chief Executive Officer of the Company and also a member of the Board of Directors, refrains from discussions and votes before the Board involving Mr. Bicknell's or his own compensation.

                                                        O. Gene Bicknell
                                                        Fran D. Jabara
                                                        Robert E. Cressler

                      COMPARATIVE PERFORMANCE GRAPH

      Below is a graph comparing the total return on an indexed basis of a $100 investment in (i) the Company's Common Stock, (ii) a peer group of the Company and (iii) the overall broad equity market in which the
Company participated.   The Company's index includes the average of Class
A Stock and Class B Stock share prices subsequent to when the Class B stock was issued in July, 1991. Management considers the Company's peer group to be all publicly-held companies with a primary Standard Industrial Code between 5800 and 5899 (Eating and Drinking Establishments) in existence during the reporting period. The broad
equity market index consists  of  all  NASDAQ companies.   All indices
are based upon total return, weighted for market capitalization and with dividends reinvested; they are published by and available through the University of Chicago's Center for Research in Security Prices. The historical stock price performance shown on this graph is not indicative of future price performance.

     Index                       3/89   3/90   3/91   3/92   3/93   3/94

     National Pizza Company     100.0  177.8  235.6  164.9  119.0  107.8
     Peer Group                 100.0  115.7  135.5  193.2  212.8  220.0
     NASDAQ Market              100.0  109.7  125.4  160.2  180.9  200.3

                      TRANSACTIONS WITH MANAGEMENT

      The Board of Directors in January, 1993, authorized the purchase of certain real estate comprised principally of ten Pizza Hut restaurants owned by Mr. Bicknell, the Chairman of the Company. The Company engaged an outside appraisal company to perform a MAI appraisal of the properties. The Board of Directors upon review of the proposal and the appraisals, and with the Chairman abstaining from any participation in the vote, approved the purchase of these sites for the appraised values. At March 29, 1994, the Company had completed the transactions on all of these properties. Due to the delay in closing the sale of the final two properties, the Company extended a $1,000,000 loan to Mr. Bicknell during the fiscal year ended March 29, 1994, all except $50,000 of which was repaid by year end.

      The Company currently leases six restaurants, a parking lot and a corporate aircraft from Mr. Bicknell and one restaurant from Mr. Elliott. Management believes these leases are at least as favorable as could be obtained from unrelated parties.


                           PROPOSAL NUMBER TWO
                 APPROVAL OF THE 1994 STOCK OPTION PLAN


           In accordance with the expiration on May 23, 1994, of the 1984 Plan, no further options may be granted under the 1984 Plan, although options previously granted will remain outstanding for the duration of their
terms.   An  aggregate  of 2,791,450  shares of the Company's Common
Stock is currently  reserved  for
issuance under the 1984 Plan. Such currently reserved shares will be returned to authorized but unissued and unreserved capital stock of the Company. On May 3, 1994, subject to stockholder approval, the Company's Board of Directors adopted the 1994 Stock Option Plan (the "1994 Plan") in contemplation of the expiration of the 1984 Plan. The Board of Directors believes that the ability to grant stock options is an important factor in attracting, motivating and retaining key employees and executive officers essential to the success of the Company.

           The Company intends to register the 1994 Plan on Form S-8 under the Securities Act of 1933 as soon as is practicable after receiving stockholder approval.

Summary of Option Plan Terms

General

           An  aggregate  of 2,791,450 shares of the Company's  Class
A Stock and Class B Stock (the "Common Stock") would be reserved for use in connection with options granted under the 1994 Plan. Any shares of Common Stock subject to issuance upon exercise of options but which are not issued because of a surrender, lapse, expiration or termination of any such option prior to issuance of the shares will again be available to be made subject to awards under the 1994 Plan. The following summary of the 1994 Plan is qualified in its entirety by the specific language of the 1994 Plan, a copy of which is attached hereto as Exhibit A.

Purpose

           The purpose of the 1994 Plan is to establish and continue as close an identity as is feasible between the interests of the Company or its Subsidiaries and those of its or their respective employees. The 1994 Plan will serve to reward employees for past services and retain those employees in the service of the Company or any subsidiary and to induce new executives and other key employees to become associated with the Company or its Subsidiaries.

Administration

           The Compensation and Stock Option Committee (the "Committee") of the Board will administer the 1994 Plan for all eligible persons. All stock option grants are currently being administered by the Committee. All questions of interpretation of the 1994 Plan are determined by the Board of Directors or the Committee, and such determinations are final and binding upon all participants.

Eligibility

           Options may be granted under the 1994 Plan to key employees of the Company who have executive, managerial, supervisory or
professional responsibilities.   Officers shall be treated as "key
employees"  for  this purpose,  whether or not they are also directors.

Price and Exercisability

           Option agreements shall specify the number of shares covered thereby and the option exercise price, which shall not be less than the fair market value of the shares as of the date of grant of the option. Option agreements may contain such terms, provisions and conditions not inconsistent with the 1994 Plan as may be determined by the Board of
Directors or the Committee.  The price of option grants under the 1994
Plan shall be determined by the Committee at the date of grant of the options. Options shall be exercisable, in whole or in installments, and at such times, and shall expire at such time, as shall be provided by the Committee in the notice to the employee of the grant of the options.
The Committee has the power to set the time within which each option may be exercisable or the events upon which all or a portion of each option shall be exercisable and the term of each option.

           An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee or the optionee's guardian or legal representative during his lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

          Options granted under the 1994 Plan may be either incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options.

           Options may be exercised by payment of the option price (i) in cash or by check, bank draft or money order payable to the order of the Company, (ii) by tender to the Company of shares of Common Stock (other than shares of Common Stock to be issued upon exercise of the Option), (iii) a combination of the foregoing or (iv) such other consideration as the Committee may deem appropriate.

           An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased, and tendering payment to the Company of the purchase price.

           Options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations
established  by  the  Committee,  comply   with   the
requirements of Section 422 of the Code (or any successor section thereto), including, without limitation, the requirement that the exercise price of an incentive stock option not be less than 100% of the fair market value of the Common Stock on the date of grant, the requirement that each incentive stock option, unless sooner exercised, terminated or canceled, expire no later than 10 years from its date of grant, and the requirement that the aggregate fair market value (determined on the date of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the 1994 Plan or any other plan of the Company or any Subsidiary) not exceed $100,000.

Terms of Options Granted to Employees

           In addition to the above, each option normally shall be subject to the following terms and conditions:

               (a) Termination of Employment: If the optionee's status as an employee terminates for any reason other than death or permanent and total disability, options under the 1994 Plan may be exercised within three months of the date of termination, but only to the extent the option was exercisable on the termination date; provided that if an optionee is terminated for cause, the ability to exercise any options under the 1994 Plan shall terminate on the termination date.

                (b) Disability of Optionee: If an optionee should become totally and permanently disabled while employed by the Company, options may be exercised within twelve months after termination of employment due to such disability, but only to the extent such option would have been exercisable on the termination date.
                (c) Death of Optionee: If an optionee should die while employed by the Company, options may be exercised by the person or persons to whom the rights pass by will or the laws of descent and distribution, or if no person has such right, by the executors or administrators at any time within twelve months after death, but only to the extent the options would have been exercisable on the date of death.

Adjustments upon Changes in Capitalization

           In the event any change is made in the Company's capitalization which results from a stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or any similar change affecting the Common Stock, appropriate adjustment shall be made with respect to shares and options available under the 1994 Plan; provided that if the adjustment by itself or with other adjustments not previously made would not require a change of at least 1% in the number of shares available under the 1994 Plan, no adjustment shall be made at that time.

Adjustments Upon Change of Control

          In the event any of the following transactions (each a "Change of Control Event") occurs, outstanding options may, in the Committee's discretion, become immediately vested, fully earned and exercisable, as appropriate, and the Company shall permit the exercise of such options. A Change of Control Event has occurred if: (i) any person or entity becomes the beneficial owner, directly or indirectly, of securities representing 25% or more of the combined voting power of the Company's outstanding securities other than any person who is such a beneficial owner as of the date of the 1994
Plan; (ii) during any consecutive two year period after the effective date of the 1994 Plan, the persons who were directors or whose nomination for election had previously been approved at the beginning of that period cease to be a majority of the Board; (iii) the stockholders approve a merger or consolidation of the Company with any other Corporation other than one (A) in which the voting securities of the Company do not represent at least 75% of the combined voting power of the securities of the surviving Corporation or (B) which is not effected to implement a recapitalization in which no person or entity acquires more than 50% of the combined voting power of the securities other than any person who is such a beneficial owner as of the date of the 1994 Plan; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition of all or substantially all of the Company's assets.

Amendment and Termination

           The Board of Directors may suspend or terminate the 1994 Plan
at any  time   or from time to time may amend it in any manner without
approval of the stockholders; provided, however, that stockholder approval is required to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or applicable provisions of the Code, or any successor rule or provision or any other applicable law or regulation.

Tax Information Regarding Stock Options

          Options granted under the 1994 Plan may be either incentive stock options, as defined in Section 422 of the Code, or nonqualified stock options.

           If  an option granted under the 1994 Plan is an incentive
stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise
unless  the optionee  is  subject to the alternative minimum tax.   Upon
the  sale  or exchange of the shares at least two years after grant of the option and one year after receipt of the shares of the optionee, any gain or loss will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for  federal  income  tax purposes. If
these holding periods are not satisfied, the  optionee  will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the  option  exercise or the sale price of the stock. The Company will  be entitled  to  a  deduction  in  the same  amount  as  the
ordinary  income recognized  by  the  optionee.   Any gain or  loss
recognized  on  such  a premature
disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

          All other options which do not qualify as incentive stock options are referred to as nonqualified stock options. An optionee will not recognize any taxable income at the time he is granted a nonqualified stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss.

          The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonqualified stock option.

           The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1994 Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside. Required Vote

           The affirmative vote of the holders of a majority of the Class A Stock entitled to vote and present in person or represented by proxy at the meeting will be required to approve the adoption of the 1994 Plan.
Class B Stockholders  are  not  entitled to vote on this proposal.   The
Board of Directors considers the 1994 Plan to be in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" approval thereof.

          Mr. Bicknell has informed the Company that he intends to vote his shares FOR approval of the 1994 Plan. If his shares are voted in this manner, then the vote required for ratification will be achieved, regardless of how other shares of Class A Stock are voted.



                           PROPOSAL NUMBER THREE
       AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION
                    TO CHANGE THE NAME OF THE COMPANY

      The Board proposes an amendment to the Company's Restated Articles of Incorporation to change the name of the Company to NPC International, Inc. The form of the Certificate of Amendment to the Restated Articles of Incorporation setting forth such amendment is attached hereto as Exhibit B and is incorporated by reference as if set forth in full herein.

      The Board believes that it would be in the best interest of the Company and its stockholders to continue its operations under a new name. The Company has recently acquired two restaurant chains, Skipper's and Tony Roma's, that do not serve pizza. In addition, there are Tony Roma's restaurants in countries all over the world. The Board believes that the Company would
benefit   from  a  name  that  reflects   the Company's
diversification and status as an international organization.

      Upon  the  filing of the Certificate of Amendment, stock
certificates that previously represented stock of the Company in the name of "National Pizza Company" shall be deemed to represent shares of NPC International, Inc., without any further action by the stockholders, the Company  or  any other  party.  It will not be necessary for stockholders to exchange  their existing
stock  certificates  for  certificates  bearing  the  name NPC
International,  Inc.   However, stockholders may, if they  wish,
surrender their existing Certificates to the Company's transfer agent in return for a stock certificate in the new name.

      The affirmative vote of a majority of the outstanding shares of Class A Stock is required for approval of the proposal. The Board recommends a vote "FOR" the adoption of this proposal.

      Mr. Bicknell has informed the Company that he intends to vote his shares of Class A Stock FOR ratification of the proposed amendment. If his Class A shares are voted in this manner, the vote required for ratification will be achieved, regardless of how other shares of Class A Stock are voted.


                                AUDITORS

     The Audit Committee recommended and the Board of Directors approved the selection of Ernst & Young to audit the Financial
Statements  for  the year  ended  March  29,  1994.   The Audit Committee
has not recommended auditors for Fiscal 1995 and, as is its custom, is expected to make a selection at the Committee's meeting in July 1994. Ernst and Young was appointed as the independent auditors on September 21, 1989. See "Election of Directors" for information regarding the Company's Audit Committee.

     A representative of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.


                        PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders of the Company intended to be presented at the Annual Meeting of Stockholders to be held in 1995 must be received at the principal executive offices of the Company by the Board of Directors for inclusion in the proxy statement and form of proxy relating to that meeting no later than February 8, 1995.


                              MISCELLANEOUS

     No business other than that described is expected by the Board of Directors to come before this meeting, but should any other matters requiring the vote of stockholders arise, the proxy holders will vote thereon according to their best judgment.

                                   By Order of the Board of Directors


                                   David G. Short
                                   Secretary
     Pittsburg, Kansas
     June 14, 1994

                                  EXHIBIT A

                      NATIONAL PIZZA COMPANY
                     1994 STOCK OPTION PLAN

       (As approved by the Board of Directors on May 3, 1994
         subject to stockholder approval on July 12, 1994)

I
	PURPOSE

.1 Statement of Purpose. The purpose of this Plan is to establish and continue as close an identity as is feasible between the interests of the Corporation or its Subsidiaries and those of its or their respective employees. The Plan will serve to reward employees for past services and serve to retain those employees in the service of the Corporation or any Subsidiary and to induce new executives and other key employees to become associated with the Corporation or its Subsidiaries. It is for the accomplishment of these several objectives that this Plan is formulated and adopted.

.2  Establishment.  The Plan shall be effective as of May 3, 1994
(the "Effective Date"), and subject to the provisions of Section
8.1, Awards may be granted hereunder for a period of ten years after such date. The Plan shall continue in effect until all matters relating to Awards granted hereunder and administration of the Plan have been settled.

.3 Stockholder Approval. The Plan shall be approved by the holders of a majority of the outstanding shares of Common Stock, which approval must occur within the period ending 12 months after the date the Plan is adopted by the Board.


II
	DEFINITIONS

  When used herein, the following terms shall have the meaning set forth below:

.1 "Award" means any Option granted under the Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

.2 "Award Notice" means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

.3 "Board" means the Board of Directors of the Corporation.

.4 "Change of Control Event" means each of the following:

(a) any person or entity becomes the beneficial owner
(as defined in the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Corporation (not including any securities acquired directly from the Corporation or its affiliates) representing 25% or more of the combined voting power of the Corporation's then outstanding securities other than any person who is such a beneficial owner as of the date hereof; or

(b) during any period of two consecutive years (not including any period prior to the Effective Date of the Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person or entity who has entered into an agreement with the Corporation to effect a transaction described in clause (a), (b) or (d) of this paragraph) whose election to the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; or

(c) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 75% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or
(ii) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person or entity acquires more than 50% of the combined voting power of the Corporation's then outstanding securities other than any person who is such a beneficial owner as of the date hereof; or

(d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets.

.5 "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

.6 "Committee" means the members of the Board's Stock
Option Committee, or such other committee of the Board, authorized to administer the Plan under Article III hereof. The Committee shall consist of not less than two directors, each of whom is, and within the 12 months preceding his or her appointment to the Committee has been, a "disinterested person" within the meaning of Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

.7 "Common Stock" means either the Class A voting or Class
B non-voting common stock, par value $.01 per share, of the Corporation, and after substitution, such other stock as shall be substituted therefor as provided in Article VII.

.8 "Corporation" means National Pizza Company, a Kansas corporation.

.9 "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

.10 "Eligible Employee" means any employee of the Corporation or a Subsidiary who satisfies the requirements of Article IV.

.11 "Fair Market Value" means (A) during any such time as either class of Common Stock is not listed upon an established stock exchange or the NASDAQ/National Market System, the mean between dealer "bid" and "ask" prices of such class of Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc. or (B) during such time as either class of Common Stock is listed upon an established stock exchange or exchanges or the NASDAQ/National Market System, the highest closing price of such class of Common Stock on such stock exchange or exchanges or the NASDAQ/National Market System on the day for which such value is to be determined, or if no sale of either class of Common Stock shall have been made on any stock exchange or the NASDAQ/National Market System that day, on the next preceding day on which there was a sale of such class of Common Stock.

.12 "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

.13 "Non-Qualified Stock Option" means an Option which is not intended to be an Incentive Stock Option.

.14 "Option" means an Award granted under Article VI of the Plan and includes Non-Qualified Stock Options and Incentive Stock Options to purchase shares of either class of Common Stock.

.15 "Participant" means an Eligible Employee to whom an Award has been granted by the Committee pursuant to the Plan.

.16 "Plan" means the Corporation's 1994 Stock Option Plan.

.17 "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.


III
	ADMINISTRATION OF THE PLAN

.1 Administration by the Committee. The Committee shall administer the Plan. Unless otherwise provided in the by-laws of the Corporation or the resolutions adopted from time to time by the Board establishing the Committee, the Board may from time to time remove members from, or add members to, the Committee; vacancies on the Committee, howsoever caused, shall be filled by the Board; the Committee shall hold meetings at such times and places as it may determine; a majority of the Committee shall constitute a quorum; and the acts of a majority of the members present at any meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

  Subject to the provisions of the Plan, the Committee shall have exclusive power to:

(a) Select the Eligible Employees to participate in the Plan.

(b) Determine the time or times when Awards will be made.

(c) Determine the form of an Award, whether a Non-
Qualified or Incentive Stock Option, the number and class of shares of Common Stock subject to the Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award, including the exercise price, the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee.

(d) Grant waivers of Plan terms, conditions, restrictions, and limitations.

(e) Accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Corporation.

(f) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

  The Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other stock option or other incentive plan of the Corporation or a Subsidiary.

.2 Committee to Make Rules and Interpret Plan.  The
Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.


IV
	ELIGIBILITY

  Awards may be granted under the Plan to key employees of the Corporation or a Subsidiary who have executive, managerial, supervisory or professional responsibilities. Officers shall be treated as "key employees" for this purpose, whether or not they are also directors.


V
	GRANT OF AWARDS; SHARES SUBJECT TO PLAN

.1 Committee to Grant Awards. The Committee may, from time to time, grant Awards to one or more Eligible Employees, provided, however, that:

(a) Subject to Article VII, an aggregate of 1,145,725 shares of Class A Common Stock and an aggregate of 1,645,725 shares of Class B Common Stock are hereby reserved for use in connection with Awards granted under the Plan. The shares of Common Stock so used may be unreserved shares held in the treasury, however acquired, or shares of Common Stock which are authorized but unissued. Any shares of Common Stock subject to issuance upon exercise of Awards but which are not issued because of a surrender, lapse, expiration or termination of any such Award prior to issuance of the shares shall once again be available for issuance in satisfaction of Awards, so long as the holder of any such Award received no benefits of Common Stock ownership (including but not limited to dividends) from the shares of Common Stock related to such Award.

(b) Any shares of either class of Common Stock issued by the Corporation through the assumption or substitution of outstanding grants from an acquired company shall reduce the number of such shares available for grants under the Plan.

(c) The Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

.2 Six-Month Holding Period. With respect to Awards granted hereunder to any Participant who is, or within the preceding six months was, subject to the provisions of Section 16 of the Exchange Act (an "Insider Participant"), each such Award may not be transferred and must be held by such Insider Participant for a period of six months from the Date of Grant. Nothing in this Section 5.2 shall be deemed to prohibit the exercise of Options within the six month period following the Date of Grant, but the shares of Common Stock received by an Insider Participant pursuant to the exercise of such an Option must be held and not transferred for a period of six months from the Date of Grant of the Option so exercised.


VI
	GRANTING OF OPTIONS

.1 Grant of Options. Subject to the provisions of the Plan and such other terms and conditions as it may deem appropriate, the Committee may, from time to time, grant Options to Eligible Employees. Subject to the provisions of Section 6.2, each grant of an Option shall be evidenced by an Award Notice executed by the Corporation and the Participant, which shall contain such terms and conditions and shall be in such form as the Committee may from time to time approve.

.2 Conditions of Options. Each Option granted hereunder shall be subject to the following conditions:

(a) Exercise Price. Each Award Notice shall state the exercise price which shall be set by the Committee at the Date of Grant.

(b) Form of Payment. The exercise price of an Option may be paid: (i) in cash or by check, bank draft or money order payable to the order of the Corporation; (ii) in shares of the same class of Common Stock purchasable under the Option (other than shares of Common Stock to be issued upon exercise of the Option);
(iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. In addition to the foregoing, subject to the discretion of the Committee, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (A) the broker-dealer has received from the Participant or the Corporation a fully- and duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (B) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise of, or in the case of an Incentive Stock Option, the disposition of such shares and (C) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise ("Cashless Exercise"); provided, however, that an Insider Participant may not elect to utilize a Cashless Exercise within six (6) months of the date the Option is granted (unless death or disability occurs prior to the expiration of such six-month period), and any such election must be made during any period beginning on the third business day following the date of release of a summary statement of the Corporation's quarterly or annual sales and earnings and ending on the twelfth business day following such date (the "Window Period"). The Committee shall establish appropriate methods for accepting shares of either class of Common Stock, and may impose such conditions as it deems appropriate on the use of such shares of Common Stock in payment of the exercise price. Common Stock used to exercise an Option shall be valued at its then Fair Market Value.

(c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in installments, and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Notice. Exercise of an Option shall be by written notice stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(d) Other Terms and Conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to: (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Corporation or its Subsidiaries, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; and (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time.

(e) Special Restrictions Relating to Incentive Stock
Options. Options issued in the form of Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with the requirements of Section 422 of the Code (or any successor section thereto), including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, the requirement that each Incentive Stock Option, unless sooner exercised, terminated or canceled, expire no later than 10 years from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Corporation or any Subsidiary) not exceed $100,000.

(f) Application of Funds. The proceeds received by the Corporation from the sale of shares of Common Stock pursuant to the exercise of Options will be used for general corporate purposes.

VII
	STOCK ADJUSTMENTS

.1 Adjustment of Shares Available; Recapitalization. In the event of any change in either class of Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase such class of Common Stock at a price substantially below fair market value, or of any similar change affecting such class of Common Stock, the number and kind of shares which thereafter may be issued upon the issuance of an Award and the number and kind of shares subject to Awards and the purchase price per share under outstanding Award Notices shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan; provided, however, that no adjustment of the number of shares of either class of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of such class of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing the change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Section 7.1 and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Section 7.1 which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise.

.2 Fractional Shares. No fractional shares of either class of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share without payment to the Participant.

.3 Rights of Participants and the Corporation. Except as hereinbefore expressly provided in this Article VII, a Participant, unless the Committee provides otherwise in the Award Notice, shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option exercise price of shares of Common Stock subject to an outstanding Option.

  The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


VIII
	GENERAL

.1 Amendment or Termination of Plan. The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, but may not without stockholder approval adopt any amendment which would:

(a) increase the aggregate number of shares of either class of Common Stock available under the Plan (except by operation of Article VII);

(b) materially increase the benefits accruing to Insider Participants under the Plan; or

(c) materially modify the requirements as to eligibility for participation in the Plan;
provided, that any amendment to the Plan shall require approval of the stockholders if, in the opinion of counsel to the Corporation, such approval is required by Section 16 or any other section of the Exchange Act, or any other Federal or state law or any regulations or rules promulgated thereunder.

.2 Termination of Employment. Each Award granted under this Plan shall be subject to the following conditions:

(a) if a Participant dies while an employee of the Corporation or a Subsidiary, his/her Award may be exercised to the extent that the Participant could have done so at the date of his/her death by the person or persons to whom the Participant's rights under the Award pass by will or the laws of descent and distribution, or if no such person has such right, by his/her executors or administrators, at any time, or from time to time, within twelve months after the date of the Participant's death (if otherwise within the period which the Committee has established for the exercise of an Award).

(b) If a participant's employment by the Corporation or a Subsidiary shall terminate because he/she is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), he/she may exercise his/her Award, to the extent that he/she could have done so at the date of his/her termination of employment, at any time, or from time to time, within twelve months of such termination (if otherwise within the period which the Committee has established for the exercise of an Award).

(c) If a Participant's employment by the Corporation or a Subsidiary shall terminate for any reason other than death or permanent and total disability as aforesaid, he/she may exercise his/her Award, to the extent that he/she could have done so at the date of his/her termination of employment, at any time, or from time to time, within three months of the date of termination (if otherwise within the period which the Committee has established for the exercise of an Award).

(d) Notwithstanding anything in this Section 9.3 to the contrary, if the employment of a Participant who is an employee is terminated for cause, his/her ability to exercise such Award shall terminate on the date of his/her termination of employment.

.3 Nonassignability. No Options awarded under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfer by will or the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option, contrary to the provisions hereof, shall be void and ineffective, shall give no right to any purported transferee, and may, at the sole discretion of the Committee, result in forfeiture of the Award involved in such attempt.

.4 Withholding Taxes. The Corporation shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation, shares of the same class of Common Stock purchasable under the Award, having a Fair Market Value, on the date of payment, equal to the amount of such required withholding taxes; provided, however, that in the event the Participant is, or within the preceding six months has been an Insider Participant, such an election may not be made within six months of the date the Award is granted (unless death or disability of the Participant occurs prior to the expiration of such six-month period), and must be made either six months prior to the date of payment or during the Window Period.

.5 Amendments to Awards. The Committee may at any time unilaterally amend the terms of any Award Notice for any Awards, whether or not presently exercisable, earned, paid or vested, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

.6 Change of Control.  Upon a Change of Control Event,
Awards granted under the Plan to any Participant may, in the discretion of the Committee, be immediately vested, fully earned and exercisable, as appropriate, and the Corporation shall permit the exercise of such Awards.

.7 Regulatory Approval and Listings. The Corporation shall use its best efforts to file with the Securities and Exchange Commission as soon as practicable following the Effective Date, and keep continuously effective and usable, a Registration Statement on Form S-8 with respect to shares of both classes of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver certificates representing shares of either class of Common Stock prior to:

(a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable,

(b) the admission of such shares to listing on the stock exchange on which such class of Common Stock may be listed, and

(c) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

.8 Right to Continued Employment.  Participation in the
Plan shall not give any Participant any right to remain in the employ of the Corporation or any Subsidiary. The Corporation or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate the employment of any Eligible Employee at any time. Further, the adoption of this plan shall not be deemed to give any Eligible Employee any right to be selected as a Participant or to be granted an Award.

.9 Beneficiaries. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary (the "Beneficiary") who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall be effective as of a date prior to such receipt.

  If such Beneficiary designation is not in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, or such designation conflicts with law, the payment of the amount, if any, payable under the Plan upon his or her death shall be made to the Participant's estate. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may retain such amount, without liability or any interest thereon, until the rights thereon are determined, or the Committee may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan, the Corporation and the Committee therefor.

.10 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding against such person. He or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify or hold harmless any such person.

.11 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Corporation and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

.12 Relationship to Other Benefits.  No payment under the
Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Corporation or any Subsidiary.

.13 Expenses. The expenses of administering the Plan shall be borne by the Corporation subject to such allocation to its Subsidiaries as it deems appropriate.

.14 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the plan, rather than such titles or headings, shall control.

.15 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Kansas except as superseded by applicable Federal law.

  IN WITNESS WHEREOF, National Pizza Company has caused this
1994 Stock Option Plan to be executed by its Board of Directors this 3rd day of May, 1994.



							NATIONAL PIZZA COMPANY

							By: David G. Short
							Title: Secretary

                                 EXHIBIT B

                        CERTIFICATE OF AMENDMENT TO
                            RESTATED ARTICLES OF
                               INCORPORATION
                         OF NATIONAL PIZZA COMPANY

     NATIONAL PIZZA COMPANY, a corporation organized and existing under and by virtue of the Kansas General Corporation Code ("KGCC") pursuant to Section 17-6602 of the KGCC,

     DOES HEREBY CERTIFY:

      FIRST, that the Board of Directors of National Pizza Company ("Company") adopted a resolution setting forth a proposed amendment to the
Restated Articles of Incorporation of the Corporation, and instructing the officers of the Corporation to obtain the necessary stockholder approval. The resolution setting forth the proposed amendment is as follows:

      RESOLVED, that the Board of Directors of the Company hereby approves, adopts,  and declares the advisability of an amendment to
Article FIRST to the Restated Articles of Incorporation of the Company, which Article FIRST shall read as follows in its entirety:
          "FIRST:   The name of the Corporation is NPC International, Inc."

      SECOND, that the stockholders of the Company, at the Stockholders meeting held in Pittsburg, Kansas on July 12, 1994, approved and adopted the amendment.

      THIRD, that the amendment was duly adopted in accordance with the provisions of Section 17-6602 of the Kansas General Corporation Code.

      IN WITNESS WHEREOF, the Certificate of Amendment has been duly executed this 3rd day of May, 1994.

                                        NATIONAL PIZZA COMPANY
                                        By: David G. Short
                                        Title: Secretary

                         NATIONAL PIZZA COMPANY
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         For Annual Meeting of Stockholders July 12, 1994

The  undersigned hereby appoint O. Gene Bicknell and James
K.  Schwartz, and each of them in the order named with  full power   of
substitution,  the  proxy  or  proxies  of   the undersigned to act at the
Annual Meeting of Stockholders of National Pizza Company to be held at 10:00 A.M. at the Memorial Auditorium, 503 N. Pine, Pittsburg, Kansas, 66762 on Tuesday, July 12, 1994, and any adjournment or postponements thereof, and to vote all shares of said Class A Common Stock which the undersigned would be entitled to vote if personally present.

(1) TO ELECT TWO DIRECTORS:
___ FOR  all nominees listed below (except as marked to the contrary below).
___ WITHHOLD  AUTHORITY to vote for all nominees:
INSTRUCTION:  To withhold authority to  vote  for any individual nominee, strike a line  through the nominee's name below.
      Fran  D. Jabara _____%      Robert E. Cressler _____%
	You are allowed to accumulate votes in voting for the nominees. Unless indicated otherwise, the proxies named herein will accumulate your votes and will allocate them equally among the nominees for whom
authority  to  vote  is granted.   If  you wish to allocate those votes
other than equally, indicate the percentage of your cumulative votes to be allocated to each nominee in the blank beside their name. IF THE
TOTAL PERCENTAGE OF VOTES ALLOCATED TO SUCH NOMINEES DOES NOT EQUAL 100%, THEN THE PROXY MAY NOT BE VALID.

(2) TO APPROVE AND ADOPT THE 1994 STOCK OPTION PLAN:
For ______
Against ______
Abstain _____

(3) TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO
NPC INTERNATIONAL, INC.
For ______
Against ______
Abstain _____

(4) In the discretion of such proxies, upon such other matters as may properly come before the meeting or any adjournment thereof.
IF NOT OTHERWISE DIRECTED, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE MATTERS SET FORTH ABOVE.

                (OVER-PLEASE SIGN ON REVERSE SIDE)

Receipt is acknowledged of Notice of and Proxy Statement for said
Meeting and of the Annual Report to Stockholders for the year ended March 29, 1994.

Dated _________________________________,1994
_______________________________________ (Seal)
_______________________________________ (Seal)

Please sign here exactly as your name appears at the left.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner or trustee should sign the proxy.

PLEASE SIGN, DATE AND MAIL TODAY IN THE ENCLOSED PREPAID ENVELOPE,
or mail to American Stock Transfer,  40 Wall Street, New York, NY  10005